CVR Partners, LP 4th Quarter 2017 Earnings Report February 22, 2018

1 The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Partners, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

2 Consolidated Selected Financials (All information in this earnings report is unaudited other than the statement of operations and cash flow data for the year ended December 31, 2016 and the balance sheet data as of December 31, 2016) (1) Definition of this non-GAAP financial measure is on slide 7. (2) Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure is on slide 8. On April 1, 2016, CVR Partners, LP (the "Partnership") completed the merger (the "East Dubuque Merger") whereby the Partnership acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). The consolidated financial statements and key financial metrics contained in this presentation include the results of the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Consolidated Financial Results and Cash Flow Data (In millions) 12/31/2017 12/31/2016 12/31/2017 12/31/2016 Net Sales 78.2$ 84.9$ 330.8$ 356.3$ Operating Income (loss) (10.8)$ 1.0$ (9.2)$ 26.8$ Net Loss (27.4)$ (14.5)$ (72.8)$ (26.9)$ Adjusted EBITDA (1)(2) 7.7$ 18.3$ 65.8$ 92.7$ Cash Flow Provided By (Used In) Operations (17.7)$ (1.6)$ 10.4$ 45.0$ Cash Flow Used In Investing Activities (3.1)$ (5.9)$ (14.5)$ (87.1)$ Cash Flow Provided By (Used In) Financing Activities -$ (2.2)$ (2.3)$ 47.7$ Net Increase (Decrease) In Cash and Cash Equivalents (20.8)$ (9.7)$ (6.4)$ 5.6$ Maintenance Capital Expenditures 3.0$ 5.4$ 14.1$ 13.7$ Growth Capital Expenditures 0.1$ 0.5$ 0.4$ 9.5$ Total Capital Expenditures 3.1$ 5.9$ 14.5$ 23.2$ Balance Sheet (In millions) 12/31/2017 12/31/2016 Cash and Cash Equivalents 49.2$ 55.6$ Working Capital 62.8$ 71.5$ Total Assets 1,234.3$ 1,312.2$ Total Debt, net of current portion 625.9$ 623.1$ Partners' Capital 549.9$ 624.9$ Forth Quarter Year to Date as of

3 Key Performance Indicators Coffeyville On-Stream Rates(1) East Dubuque On-Stream Rates(2) Consolidated Sales (thousand tons) Consolidated Product Pricing at Gate ($ / ton) (1) The Linde air separation unit experienced a shut down during the second quarter of 2017. Following the Linde outage, the Coffeyville Facility UAN unit experienced a number of operational challenges, resulting in approximately 11 days of UAN downtime during the three months ended June 30, 2017. Excluding the impact of the Linde air separation unit outage at the Coffeyville Facility, the UAN unit on-stream factor at the Coffeyville Facility would have been 99.5% for the three months ended June 30, 2017. (2) During the third quarter of 2017, the East Dubuque Facility completed a scheduled turnaround and the ammonia and UAN units were down for approximately 14 days. Excluding the impact of the full facility turnaround at the East Dubuque Facility, the on-stream factors at the East Dubuque Facility would have been 91.3% for ammonia and 91.8% for UAN for the three months ended September 30, 2017.

4 Capital Structure and Debt Metrics (1) Amounts presented are gross debt not net of unamortized debt issuance costs or unamortized discount. (2) Net debt is defined as total debt less cash and cash equivalents. (3) Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure is on slide 9. LTM LTM LTM Q2 2017 Q3 2017 Q4 2017 Cash and Cash Equivalents 51.7$ 70.0$ 49.2$ Total Debt, Including Current Portion (1) 647.2$ 647.2$ 647.2$ Net Debt (2) 595.5$ 577.2$ 598.0$ Partners' Capital 608.9$ 577.3$ 549.9$ Adjusted EBITDA (3) 88.8$ 76.4$ 65.8$ Debt to Capital 52% 53% 54% Net Debt to Capital, Net of Cash 49% 50% 52% Debt to Adjusted EBITDA 7.3 8.5 9.8 Net Debt to Adjusted EBITDA 6.7 7.6 9.1 ($ in millions, except ratios)

5 Capital Spending YTD ($ in millions) 2014 2015 2016 2017 2018 Estimate Maintenance 4.7$ 9.6$ 13.7$ 14.1$ 18.0$ Profit and Growth 16.4 7.4 9.5 0.4 3.0 Total Capital Spending 21.1$ 17.0$ 23.2$ 14.5$ 21.0$

Appendix

7 To supplement the actual results in accordance with GAAP for the applicable periods, the Partnership also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Partnership’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for share-based compensation, non-cash; major scheduled turnaround expenses; gain or loss on extinguishment of debt; loss on disposition of assets; expenses associated with the East Dubuque Merger and business interruption insurance recovery. We present Adjusted EBITDA because it is the starting point for our calculation of available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand our ability to make distributions to our common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Non-GAAP Financial Measures

8 Non-GAAP Financial Measures (1) Definition of this non-GAAP financial measure is on slide 7. ($ in millions) 12/31/2017 12/31/2016 12/31/2017 12/31/2016 Net loss (27.4)$ (14.5)$ (72.8)$ (26.9)$ Interest expense and other financing costs, net 15.8 15.8 62.9 48.6 Income tax expense 0.2 - 0.2 0.3 Depreciation and amortization 19.1 17.2 74.0 58.2 EBITDA (1) 7.7$ 18.5$ 64.3$ 80.2$ Major scheduled turnaround expenses - - 2.6 6.6 (Gain) loss on extinguishment of debt - (0.2) - 4.9 Expenses associated with the East Dubuque Merger - - - 3.1 Insurance recovery - business interruption - - (1.1) (2.1) Adjusted EBITDA (1) 7.7$ 18.3$ 65.8$ 92.7$ Fourth Quarter Year to Date

9 Non-GAAP Financial Measures (1) Definition of this non-GAAP financial measure is on slide 7. ($ in millions) Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net loss (13.4)$ (14.5)$ (10.3)$ (3.5)$ (31.6)$ (27.4)$ Interest expense and other financing costs, net 15.6 15.8 15.7 15.7 15.7 15.8 Income tax expense 0.2 - - - - 0.2 Depreciation and amortization 16.4 17.2 15.4 20.0 19.5 19.1 EBITDA (1) 18.8$ 18.5$ 20.8$ 32.2$ 3.6$ 7.7$ Major scheduled turnaround expenses - - - 0.1 2.5 - Gain on extinguishment of debt - (0.2) - - - - Expenses associated with the East Dubuque Merger 0.7 - - - - - Insurance recovery - business interruption (2.1) - - - (1.1) Adjusted EBITDA (1) 17.4$ 18.3$ 20.8$ 32.3$ 5.0$ 7.7$ LTM LTM LTM ($ in millions) Q2 2017 Q3 2017 Q4 2017 Net loss (41.7)$ (59.9)$ (72.8)$ Interest expense and other financing costs, net 62.8 62.9 62.9 Income tax expense 0.2 - 0.2 Depreciation and amortization 69.0 72.1 74.0 EBITDA(1) 90.3$ 75.1$ 64.3$ Major scheduled turnaround expenses 0.1 2.6 2.6 Gain on extinguishment of debt (0.2) (0.2) - Expenses associated with the East Dubuque Merger 0.7 - - Insurance recovery - business interruption (2.1) (1.1) (1.1) Adjusted EBITDA (1) 88.8$ 76.4$ 65.8$